EXHIBIT 10.10(c)
                                                                ----------------


CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT.

                      AMENDMENT NO. 2 TO LICENSE AGREEMENT

     THIS AMENDMENT NO. 2 TO LICENSE AGREEMENT is made as of the 31st day of May, 2001 by and between BENTLEY PHARMACEUTICALS, INC., a Delaware corporation, with offices at 65 Lafayette Road, 3rd Floor, North Hampton, New Hampshire 03862-2403 (hereinafter, "BENTLEY" or "Licensor"), and AUXILIUM A2, INC., a Delaware corporation having a principal place of business at 160 W. Germantown Pike, Suite D-5, East Norriton, Pennsylvania 19401 (hereinafter, "AUXILIUM" or "Licensee"). BENTLEY and AUXILIUM may be referred to as a "Party" or, collectively, as "Parties."

                                    RECITALS

WHEREAS the parties have entered into that certain License Agreement, dated May 31, 2000, relating to the grant by BENTLEY to AUXILIUM of a license of certain technology (the "License Agreement");

WHEREAS the parties clarified the License Agreement by entering into Amendment No. 1 to the License Agreement, dated October 31, 2000 ("Amendment No. 1"); and

WHEREAS the Parties wish to further amend the License Agreement to change certain sections of the License Agreement;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and INTENDING TO BE LEGALLY BOUND HEREBY, the Parties further amend the License Agreement as follows:

                                    ARTICLE I
                                   DEFINITIONS

1.1 Except as amended below, the terms defined in the License Agreement, as amended in Amendment No. 1, shall remain unchanged.

1.2 "Territory" shall mean all countries and territories of the world, including Spain.

                                   ARTICLE II
                                GRANT OF LICENSE

2.1 The grant of license in Section 2.1 of the License Agreement shall include Spain.

                                   ARTICLE III
                      PAYMENTS IN CONSIDERATION FOR LICENSE

3.1 Except as amended below, all payments set forth in Article III of the License Agreement shall remain unchanged.

3.2 Section 3.2 (a) of the License Agreement shall be amended to read as follows:

        (a)  there is an enforceable BENTLEY Patent at the time of sale:

               $* Million of Annual Net Sales                           *%
               $* Million of Annual Net Sales                           *%
               $* Million of Annual Net Sales                           *%
               Net Sales over $*
               Million of Annual Net Sales                              *%

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 2 to License Agreement as of the date first above written.

BENTLEY PHARMACEUTICALS, INC.                    AUXILIUM A2, Inc.


By:/s/ JORDAN HORVATH                            By:/s/ GERALDINE A. HENWOOD
   --------------------------------------        -------------------------------
   Name:  Jordan Horvath                         Name:  Geraldine A. Henwood
   Title: Vice President & General Counsel       Title: Chief Executive Officer


* Confidential information has been omitted and filed confidentially with the Securities and Exchange Commission.


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